UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2008

Trimble Navigation Limited
(Exact name of registrant as specified in its charter)

California	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)
935 Stewart Drive, Sunnyvale, California 94085 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 5, 2008, Trimble Navigation Limited (“Trimble,” the “Company” or “we”) issued a press release announcing a conference call to discuss the new joint venture and Trimble’s revenue and earnings per share guidance for the third quarter of the fiscal year 2008.  The call is to be held at 5:30 a.m. Pacific Time on October 6, 2008.

A copy of the press release and an excerpt of the script for the call are attached as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by this reference.  The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section.  The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing.

Cautionary Statements

The press release and the excerpt of the script contain forward-looking statements relating to our anticipated results of operations for the quarter ending September 26, 2007 that are based upon the current expectations and beliefs of Trimble's management and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  For example, our results have not been reviewed by our independent public accountants and any changes or adjustments required as we finalize our financial statements for the quarter could cause our results to vary.

The financial information presented herein is unaudited and is subject to change as a result of subsequent events or adjustments, if any, arising prior to the filing of the Company’s financial information with the U.S. Securities and Exchange Commission (“SEC”).  The Company does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the October 5, 2008 press release announcing the conference call and the October 6, 2008 script excerpt, or to reflect the occurrence of unanticipated events.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2007 and any subsequently filed reports.  All documents are also available through the SEC’s website at www.sec.gov or from the Company’s website at www.trimble.com.

Item 7.01 Regulation FD Disclosure.

On October 5, 2008, Trimble issued a press release announcing a new joint venture with Caterpillar.  The Company also issued a press release announcing a conference call to discuss the new joint venture and Trimble’s revenue and earnings per share guidance for the third quarter of the fiscal year 2008.  The call is to be held at 5:30 a.m. Pacific Time on October 6, 2008.

A copy of the two press releases and an excerpt of the script for the call are attached as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by this reference.  The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.  The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

99.1       Press Release dated October 5, 2008 announcing Trimble’s new joint venture with Caterpillar.

99.2       Press Release dated October 5, 2008 announcing a conference call to discuss Trimble’s new joint venture with Caterpillar and Trimble’s revenues and earnings per share guidance for the third quarter of the fiscal year 2008.

99.3       Excerpt of the script for the conference call on October 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE NAVIGATION LIMITED
a California corporation

Dated: October 6, 2008	By:	/s/ James A. Kirkland
James A. Kirkland
Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release dated October 5, 2008 announcing Trimble’s new joint venture with Caterpillar.

99.2
Press Release dated October 5, 2008 announcing a conference call to discuss Trimble’s new joint venture with Caterpillar and Trimble’s revenues and earnings per share guidance for the third quarter of the fiscal year 2008.

99.3	Excerpt of the script for the conference call on October 6, 2008.